EMPLOYMENT AGREEMENT
                                    Between
                     Royal Casket Distribution Corporation
                                      And
                                Don A. Paradiso

This AGREEMENT is made effective as of the 3rd day of December between Royal Casket Distribution Corporation a Florida corporation (the "Company") and Don A. Paradiso (the "Employee");

WHERE AS, the parties desire to enter into this Agreement setting forth the terms and conditions for the employment relationship of this employee with the Company;

WHERE AS, the Board of Directors of the Company (the "Board") has approved and authorized the entry into this Agreement with the Employee;

NOW, THEREFORE,  it is, agreed as follows:

1. EMPLOYMENT from the effective date of this Agreement, the Employee shall function as President of the Company. The Employee, shall provide his services to the Company at the direction of the Board of Directors. The Employee shall devote his best efforts to the Company and his position which shall include such additional duties as the Board may from time to time reasonably direct and that are reasonably consistent with the Employee's education, experience and background. During the terms of this Agreement there shall be no material increase or decrease in the duties and responsibilities of the Employee other than as provided herein, unless the parties agree otherwise in writing. During the term of this Agreement, the Employee shall not be required to relocate.

1. COMPENSATION

(a) SALARY. Beginning once aggregate sales of the Company on an annualized basis exceed $250,000 the Company agrees to pay the Employee during the term of this Agreement a salary at an annual rate equal to $52,000 per year payable at the Company's standard payroll periods. The Employee shall not receive any annual bonus or an incentive bonus except as may be provided by the Board.

(b) ADJUSTMENT IN SALARY. The salary of Employee shall not be decreased at any time during the term of this Agreement unless the Employee agrees otherwise in writing. Participation in deferred Compensation, discretionary bonuses, retirement and other employee benefit plans and fringe benefits shall not reduce the salary payable to employee.

(c) OTHER BENEFITS AND PERQUISITES. The Employees shall be entitled to participate in any plan of the Company relating to stock options, restricted stock, employee stock purchase or ownership, pension, thrift, profit sharing, group life insurance, medical coverage, education, or other retirement or employee benefit plans or arrangements that the Company has adopted or may adopt for the benefit of its employees or executive officers.

(d) BUSINESS EXPENSES. During the term of the Employee's employment by the Company, the Company shall promptly reimburse the Employee for all reasonable and customary expenses incurred by the Employee in performing services for the Company, including all expenses of travel and living expenses while away from home on business or at the request of and in the service of the Company, provided that such expenses are incurred and accounted for in accordance with the policies and procedures established by the Company.

3. TERM. The terms of this Agreement shall be twelve (12) months from the effective date of this Agreement. This Agreement shall be automatically renewed for each additional year on each anniversary date of the effective date of this Agreement, unless either party gives contrary written notice to the other hereto not less than thirty (30) days before such anniversary date.

4. VOLUNTARY ABSENCES: VACATIONS. The Employee shall be entitled, without loss of pay, to be absent voluntarily for reasonable period of time from the performance of the duties and responsibilities under this Agreement. All such voluntary absences shall count as paid vacation time, unless the Board otherwise approves. The Employee shall be entitled to an annual paid vacation of at least Six Weeks per year or such longer period as the Board will approve. The timing of paid vacations shall be scheduled in a reasonable manner by the Employee.

5. TERMINATION OF EMPLOYMENT. The Employee's employment may be terminated without any breach of this Agreement only under the following circumstances:

(a) DEATH. The Employee's employment shall be terminated, upon his death.

(b) DISABILITY. The Company may terminate the Employee's employment because of Disability. For this purpose see "Disability" shall mean the inability of the Employee to perform his duties under this Agreement because of physical or mental illness or incapacity for a continuous period of six months during which the Employee shall have been absent from his duties under this Agreement on a substantially full-time basis.

(c) CAUSE. The Company may terminate the Employee's employment for CAUSE, for purposes of this Agreement, the Company shall have "Cause" to terminate the Employee's employment only in the event of (1) the willful and continued failure by the Employee to substantially perform his duties and hereunder after delivery to the Employee of a written demand and for substantial performance that specifically identifies the manner in which the Company believes that the Employee has not substantially performed his duties and a reasonable opportunity to cure; (2) willful misconduct by the Employee that causes substantial and material injury to the business and operations of the Company, the continuation of which, in the reasonable judgment of the Board will continue to substantially and materially injure the business and operations of the Company in the future; or (3) conviction of the Employee of a felony.

(d) TERMINATION OF THE EMPLOYEE. The Employee may terminate his employment at any time by giving 30 days prior written notice to the Company.

6. CONFIDENTIALITY. In consideration of the willingness of the Company to employ the Employee and the compensation to be paid and benefits to be received therefore, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Employee agrees as follows:

(a) THE COMPANY OWNS ALL OF THE EMPLOYEE'S WORK. Company acknowledges that Employee is a full time employee and that work performed by Employee for himself or another employer will be owned by Company. All improvements, discoveries, inventions, designs, documents, licenses and patents, or other data devised, conceived, made, developed, obtained, filed, perfected, acquired, or first reduced to practice, in whole or in part, or in the regular course of employment by the Employee during the term of this Agreement, and related in any way to the business, including development and research, of the Company or any subsidiary or affiliate engaged in business substantially similar to that of the Company shall be promptly disclosed to the Company. The Employee hereby assigns and transfers to the Company all his right, interest and title thereto, and such improvements, discoveries, inventions, designs, documents, licenses and patents, or other data shall become the property of the Company.

(b) NON-DISCLOSURE INFORMATION. The Employee agrees and acknowledges that all Confidential and Proprietary information in any form, and all copies and extracts thereof, is and are and shall remain the sole and exclusive property of the Company and, upon termination of his employment with the Company hereby agrees to return to the Company the originals and all copies of any Confidential and Proprietary information provided to or acquired by the Employee during the period of his employment.

7. MISCELLANEOUS

(a) SEVERABILITY. Nothing in this Agreement shall be construed so as to require the commission of any act contrary to law and wherever this is a conflict between any provision of this Agreement and any law, statute, ordinance, order or regulation, the latter shall prevail, truth in such event any provision of this Agreement shall be curtailed and limited only to the extent necessary to bring it within applicable legal requirements, if any provision of this Agreement should be held invalid or unenforceable the remaining provisions shall be unaffected by such a holding.

(b) COMPLETE AGREEMENT. This Agreement contains the entire agreement and understanding between the parties relating to the subject matter hereof, and supersedes any prior understandings, agreements, or representations by or between the parties, written or oral, relating to the subject matter hereof.

(c) SECTION HEADINGS. The section headings used in this Agreement are included solely for convenience and shall not affect, or be used in connection with, the interpretation of this Agreement.

(d) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida as such laws are applied to contracts entered into and to be performed entirely within the State of Florida.

IN WITNESS WHEREOF, the parties have executed and delivered the Agreement on the day and year first above written.

Royal Casket Distribution Corporation


/s/ DON A. PARADISO
-------------------
BY: Don A. Paradiso, Pres.


/S/ GARY JELLUM
---------------
Countersigned by William Gary Jellum


/s/ DON A. PARADISO
-------------------
Don A. Paradiso, Employee